iStar

Q2'17 Earnings Supplemental

Table of Contents

iStar

Q2'17 Highlights

- Net income and adjusted income for the second quarter were $2.04 and $2.28, respectively, per diluted common share.
- Successful IPO of Safety, Income & Growth Inc. (NYSE: SAFE), the first publicly traded company exclusively focused on ground leases.
  - Largest shareholder of SAFE (28% of shares outstanding).
- SAFE transactions generated $179MM economic gain for iStar, comprised of:
  - $123MM gain recorded in the second quarter 2017
  - $56MM gain to be recorded retrospectively for the second quarter 2017 upon adoption of new accounting standards on January 1, 2018
- Judgment in favor of iStar on Bevard litigation generated $234MM of net proceeds and $125MM of income for iStar.
- The Company's guidance remains:
  - Target net income per diluted common share of $2.15 - $2.65
  - Target adjusted income per diluted common share of $3.00 - $3.50

Note: All figures contained in this presentation are as of 6/30/17 unless otherwise indicated. Certain amounts may not add due to rounding.

Q2'17 Net Income and Guidance


$2.15 - $2.65
$0.55
($0.62)
FY 2015
FY 2016
2017 (Guidance)

Note: This guidance assumes, among other things, the closing of certain land & development and operating properties that the Company is marketing for sale and that general macro economic conditions continue to remain favorable. Please see the financial tables that follow the text of this press release for a reconciliation from GAAP net income guidance to adjusted income guidance.

Q2'17 Adjusted Income and Guidance



$3.00 - $3.50
$1.15
$0.35
FY 2015
FY 2016
2017 (Guidance)

Note: Adjusted income is a non-GAAP measure that represents net income prior to the effect of depreciation and amortization, loan loss provisions, impairment of assets, stock-based compensation, and gain (loss) on early extinguishment on debt and is adjusted to reflect the effect of gains or losses on charge-off and disposition on carrying value of loan loss reserves and impairments. Please see the "Financial Measures" section for a reconciliation between net income and adjusted income. This guidance assumes, among other things, the closing of certain land & development and operating properties that the Company is marketing for sale and that general macro economic conditions continue to remain favorable. Please see the financial tables that follow the text of this press release for a reconciliation from GAAP net income guidance to adjusted income guidance.

iStar

Investment Activity

Investment Activity

New Originations (Commitments)

	Q3'15	Q4'15	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17
Real Estate Finance	$130	$98	$166	$13	$83	$170	$7	$136
Net Lease [1]	-	-	-	9	218	33	-	104
Total	$130	$98	$166	$22	$301	$202	$7	$241

Fundings / CapEx

	Q3'15	Q4'15	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17
Real Estate Finance	$186	$61	$113	$79	$86	$197	$73	$82
Net Lease	3	1	1	6	37	43	2	77
Operating Properties	22	23	18	17	19	15	7	12
Land & Development	26	25	41	31	36	28	29	29
Corporate & Other	-	-	-	-	-	-	-	-
Total	$236	$111	$173	$133	$177	$283	$111	$200

Sales / Repayments

	Q3'15	Q4'15	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17
Real Estate Finance	$165	$63	$80	$183	$49	$302	$171	$219
Net Lease	15	61	11	20	79	14	21	67
Operating Properties	80	20	25	232	86	34	12	9
Land & Development	20	62	9	25	42	58	42	139 [2]
Corporate & Other	3	17	7	1	6	18	-	6
Total	$283	$223	$132	$461	$262	$427	$246	$441

iStar

Note: $ in millions.

[1] Includes investments made within iStar Net Lease JV and purchase of SAFE equity. Net Lease JV investments include both iStar's and its partner's investment and is gross of financing.
[2] Excludes $123MM of Other Income related to Bevard litigation.

Portfolio Overview

$4.2B Portfolio Breakdown


Business Line
Operating Property $608 15%
Ground Leases $96 2%
Strategic Investments $27 1%
NLA $1,308 31%
RE Finance $1,188 29%
Land $925 22%


Geographic Region
Central $389 9%
Mid Atlantic $325 8%
Various $166 4%
Northeast $1,274 30%
West $818 20%
Southeast $694 17%
Southwest $486 12%


Property Type
Other $256 6%
Retail $223 5%
Ground Leases $96 2%
Office / Industrial $921 22%
Land $925 22%
Entertainment / Leisure $489 12%
Mixed Use $477 12%
Hotel $441 11%
Condo $324 8%

Note: $ in millions. Figures based on carrying value of the company's total investment portfolio, gross of accumulated depreciation and general loan loss reserves and includes 6/30/17 market value of SAFE investment.

Q2'17 Portfolio Rollforward

	Real Estate Finance	Net Lease	Operating Properties	Land & Development	Corporate / Other	Total
Net Book Value (3/31/17)	$1,381	$1,139[3]	$553	$1,025	$32	$4,130
Investments[1]	82	84	13	33	-	211
Principal received / basis sold[2]	(219)	(179)	(7)	(132)	(6)	(544)
Other	(74)[4]	(0)	(4)	(7)	1	(85)
Net Book Value (6/30/17)	$1,170	$1,044	$555	$918	$27	$3,713
Add: Accumulated depreciation and general loan loss reserves	18	314	54	7	-	393
Gross Book Value (6/30/17)	$1,188	$1,404[5]	$608	$925	$27	$4,152

Note: $ in millions.

[1] Includes fundings, capital expenditures, accruals and deferred capitalized interest on loans.
[2] Includes repayment of deferred interest on loans.
[3] Prior quarter's value has been reclassified to conform to the current period presentation.
[4] Other Real Estate Finance activity primarily represents fundings by third parties of loan participations that are consolidated on iStar's balance sheet.
[5] Adjusted to include $96MM market value of SAFE investment as of 6/30/17.

iStar

Real Estate Finance

Real Estate Finance: Overview

	Performing Loans ($ / %)	W.A. First $ LTV	W.A. Last $ LTV	% Floating	% Fixed	W.A. Yield	W.A. Maturity (yrs)	NPLs	Total
First mortgages / Senior debt	$611 (100%)	6%	63%	77%	23%	8.9%	2.2	-	$611
Mezzanine / Subordinated debt	365 (100%)	46%	71%	71%	29%	11.6%	2.0	-	365
Total iStar 3.0 Loans [1]	**$975 (100%)**	**21%**	**66%**	**75%**	**25%**	**9.7%**	**2.1**	-	**$975**
First mortgages / Senior debt	$24 (42%)	N/A	N/A	0%	100%	8.9%	2.4	$34	$58
Mezzanine / Subordinated debt	N/A	N/A	N/A	N/A	N/A	N/A	N/A	155	155
Total Legacy Loans	**$24 (11%)**	**N/A**	**N/A**	**0%**	**100%**	**8.9%**	**2.4**	**$189**	**$213**
First mortgages / Senior debt	$635 (95%)	6%	62%	74%	26%	8.9%	2.2	$34	$669
Mezzanine / Subordinated debt	365 (70%)	46%	71%	71%	29%	11.6%	2.0	155	520
Total Real Estate Finance	**$1,000 (84%)**	**21%**	**65%**	**78%**	**22%**	**9.7%**	**2.1**	**$189**	**$1,188**



Office / Industrial $37 3%
Other $229 19%
Retail $29 2%
Property Type
Hotel $338 29%
Condo $258 22%
Mixed Use $297 25%



Mezzanine / Subordinated Debt $519 44%
Security Type
First Mortgage / Senior Debt $669 56%



West $98 8%
Various $98 8%
Southwest $60 5%
Southeast $175 15%
Geographic Region
Central $188 16%
Northeast $569 48%

iStar

Note: $ in millions.

[1] iStar 3.0 loans represent loans originated post January 1, 2008. Gross of $107MM consolidated first mortgage participations not held by iStar.

Real Estate Finance: Trend

	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17
Performing loans					
Beginning Balance	$1,606	$1,526	$1,431	$1,282	$1,210
Fundings	78	83	196	73	82
Repayments	(182)	(48)	(302)	(169)	(217)
Other	13	22	(43)	24	(75)
Transfers In / (Out)	11	(152)[1]	-	-	-
Ending Balance	$1,526	$1,431	$1,282	$1,210	$1,000
Non performing loans					
NPLs, gross	153	297[1]	254	251	250
Specific Reserves	(73)	(74)	(62)	(61)	(61)
NPLs, net	79	222[1]	192	190	189
Total	$1,605	$1,653	$1,474	$1,400	$1,188

	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17
% First mortgages / Senior debt	65%	67%	68%	65%	56%
% Mezzanine / Subordinated debt	35%	33%	32%	35%	44%
% Floating	76%	78%	79%	79%	75%
% Fixed	24%	22%	21%	21%	25%
W.A. First $ LTV[2]	22.3%	16.5%	16.3%	18.0%	20.5%
W.A. Last $ LTV[2]	65.7%	61.7%	63.9%	62.1%	65.4%
W.A. Yield[2]	8.4%	9.0%	8.9%	9.2%	9.7%
W.A. Maturity (yrs)[2]	2.2	1.6	2.1	2.0	2.1
Asset Count	49	48	44	44	44

Note: $ in millions. Balances represent carrying value gross of general reserves.
[1] $145MM Hammons note designated NPL.
[2] Based on performing loans only.

Net Lease

Net Lease: Overview

	Consolidated Assets	Unconsolidated Assets	Total Net Lease Assets
Net Book Value	$864	$225 [1]	$1,090
Accumulated Depreciation	314	-	314
Gross Book Value	$1,179	$225	$1,404

	Consolidated Assets	Unconsolidated Assets	Total Net Lease Assets
Occupancy	98.0%	100.0%	98.5%
Square Footage (000s)	11,954	4,005 [2]	15,959
W.A. Lease Term	10.9 yrs [3]	14.5 yrs	11.5 yrs
W.A. Yield [4]	7.8%	10.1%	8.1%


Geography
Mid Atlantic $154 11%
Central $98 7%
Various $31 2%
Southwest $160 11%
Southeast $250 18%
Northeast $399 29%
West $312 22%


Property Type
Retail $57 4%
Hotel $47 3%
Other $30 2%
Entertainment / Leisure $489 35%
Office / Industrial $780 56%


Income by Term Remaining
1-5 Years $8 6%
>10 Years $82 61%
<1 Year $1 1%
6-10 Years $43 32%

Note: $ in millions, square footage in thousands.
[1] Includes $129MM book value of our interest in the Net Lease joint venture investments and $96MM market value of our equity investments in SAFE as of June 30, 2017.
[2] Represents total square footage of assets held in net lease joint venture. Excludes square footage of SAFE assets.
[3] Reflects AMF lease extension.
[4] For wholly owned investments, yield is calculated as the annualized net operating income over the average gross book value during the period. For unconsolidated joint ventures, the yield is calculated as iStar's pro rata share of net operating income divided by the assets' average gross book value.

iStar

Net Lease: Joint Venture Overview

Balance Sheet

Assets	$650
Accumulated Depreciation	(23)
Assets, Net	627
Liabilities	357
Equity	270
Noncontrolling Interests (NCI)	(23)
Equity, Net of NCI	247
iStar Share	52%
iStar Book Value	$129


Geography
Northeast $26 4%
Various $8 1%
Southeast $40 6%
Southwest $65 10%
West $101 16%
Central $248 38%
Mid Atlantic $162 25%


Property Type
Entertainment / Leisure $207 32%
Office / Industrial $443 68%


Operating Income by Term Remaining
6-10 Years $1 20%
>10 Years $4 80%

iStar

Note: $ in millions.

SAFE Overview

- $96 million[1] equity investment (28% of shares outstanding) in Safety, Income and Growth (NYSE: SAFE), the first publicly-traded company focused on ground lease investments

SAFE Portfolio



Geography
Southeast 2%
Southwest 3%
Mid Atlantic 2%
Central 17%
West 57%
Northwest 19%



Property Type
Medical 3%
Office 17%
Hotel 49%
Multi-Family 31%

SAFE Balance Sheet

Assets	$593[2]
Accumulated Depreciation	(1)
Assets, Net	592
Liabilities	233
Equity	359
iStar Share	28%
iStar Equity	$99[3]

[1] Represents market value of iStar's equity investment as of 6/30/17.
[2] Total assets include $132MM real-estate related intangible assets less $58MM of real-estate related intangible liabilities.
[3] Fair market value of $96MM on 6/30/17.

Net Lease: Trend

	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17
Beginning Balance	$1,551	$1,532	$1,468	$1,478	$1,461
Fundings	6	37	14	0	88
Sales	(24)	(101)	(4)	18	(191)
Ending Balance	$1,532	$1,468	$1,478	$1,461	$1,404[1]
% Leased	98.3%	99.2%	98.4%	98.6%	98.5%
W.A. Lease Term (yrs)	14.6	14.6	14.7	14.8	11.5
Annualized Yield[2]					
Cash Basis	7.7%	8.2%	8.3%	8.4%	8.4%
GAAP Basis	8.2%	8.2%	8.4%	8.4%	8.1%
Square Footage	17.3	17.0	17.2	17.1	16.0
Number of Assets	46	43	44	43	37

iStar

Note: $ in millions, square footage in thousands. Figures calculated using iStar's ownership percentage in joint ventures.
[1] Adjusted to represent SAFE market value of $96MM on 6/30/17.
[2] Excludes percentage rent income.

Net Lease: Lease Expiration Profile

Annualized In-Place Operating Lease Income



60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
0.7%
1.4%
0.9%
1.1%
2.7%
7.4%
7.9%
4.0%
3.6%
7.6%
2.9%
59.7%
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028 & thereafter

W.A. Lease Term: 11.5 years

Operating Properties

Operating Properties: Overview


Geography
Condo
$66
11%
Mixed Use
$180
30%
Retail
$136
22%
Office / Industrial
$123
20%
Hotel
$103
17%


Property Type
Mid Atlantic
$47
8%
Northeast
$47
8%
West
$43
7%
Various
$10
1%
Southwest
$243
40%
Southeast
$147
24%
Central
$71
12%


$537
$110
$278
$149
Q2'16
$530
$101
$185
$244
Q3'16
$608
$82
$189
$337
Q4'16
$603
$72
$192
$339
Q1'17
$608
$67
$198
$343
Q2'17
Stabilized
Transitional
Residential

Note: $ in millions.

Commercial Operating Properties: Overview

	Gross Book Value	Properties	Occupancy	W.A. Yield [1]	Square Footage
Stabilized	$343	14	87%	8.5%	2,569
Transitional	198	8	59%	3.8%	1,485
Total Commercial Assets	$541	22	77%	6.9%	4,054



Property Type
Hotel $103 19%
Mixed Use $180 33%
Office / Industrial $122 23%
Retail $136 25%



Geography
West $41 7%
Mid-Atlantic $21 4%
Northeast $47 9%
Southwest $242 45%
Central $72 13%
Southeast $118 22%



$427
$278 65%
$149 35%
Q2'16
$428
$185 43%
$244 57%
Q3'16
$526
$189 36%
$337 64%
Q4'16
$531
$192 36%
$339 64%
Q1'17
$541
$198 37%
$343 63%
Q2'17
Stabilized
Transitional

Note: $ in millions, square footage in thousands.
[1] Yield is calculated as the annualized net operating income over the average gross book value during the period. For unconsolidated joint ventures, the yield is calculated as iStar's pro rata share of net operating income divided by the assets' average gross book value during the period.

Residential Operating Properties

	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17
Asset Count	7	8	8	8	8
Condominium Units Sold	55	11	11	7	5
Sales Proceeds	$39	$15	$23	$10	$7
Income from Sale of Real Estate	$14	$4	$3	$2	$1
Condominium Units Remaining	68	58[1]	48[1]	41	36



$110
$101
$82
$72
$67
Q2'16
Q3'16
Q4'16
Q1'17
Q2'17

Gross Book Value

Note: $ in millions. Excludes fractional units.
[1] Includes one condo acquisition for the quarter.

Land & Development

Land & Development: Overview

	Master Planned Communities	Waterfront	Urban / Infill	Total
In production	$181	$129	$49	$359
In development	262	146	8	416
Pre-development	29	8	114	150
Gross book value	$472	$282	$171	$925
# of projects	8	6	15	29

	Master Planned Communities	Waterfront	Urban / Infill	Total
Land development revenue	$123	$4	$6	$133
Land development cost of sales	(113)	(5)	(4)	(122)
Gross margin	$9	($1)	$2	$10
Earnings from unconsolidated JVs	3	1	(0)	4
Other income, net of expenses	123	0	0	124
Total	$135	$1	$1	$138



Urban / Infill
$171
18%
Waterfront
$282
31%
Property Type
MPC
$472
51%



Florida[1]
$122
13%
Other[1]
$57
6%
Chicago
32
4%
Washington DC Area[1]
$122
13%
MSA
California[1]
$334
36%
New York Metro
$258
28%



Southeast
$124
13%
Central
$32
4%
Southwest
$22
2%
Mid Atlantic
$124
13%
Geographic Region
West
$365
40%
Northeast
$258
28%

iStar

Note: $ in millions.

[1] Comprised of multiple MSAs.

Land & Development: Trend


$31
$36
$28
$29
$29
Capital Expenditures / Fundings
MPC
Waterfront
Urban / Infill
$1,142
$1,122
$1,037
$1,031
$925
$660 58%
$668 58%
$569 60%
$567 55%
$472 51%
$314 27%
$282 27%
$286 25%
$283 25%
$282 31%
$167 15%
$171 15%
$182 15%
$181 15%
$171 18%
Q2'16
Q3'16
Q4'16
Q1'17
Q2'17

	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17
Revenue	$28	$32	$14	$20	$133
Cost of Sales	(17)	(22)	(11)	(16)	(122)
Land Gross Margin	11	10	3	4	10
Earnings from Unconsol. JVs	3	22	(1)	4	4
Other Income, net of expenses	2	0	0	0	124
Total	$16	$32	$2	$8	$138

Note: $ in millions.

Land & Development Progress Since YE 2013


$260
Profit
$16
$42[1]
$416[2]
$474 of assets sold or completed
Sold or Completed
$925
$64
$353
$508[2]
$417 of capex / new assets
$965
YE 2013
Q2'17
YE 2013 Book Value
Capital Expenditures
Assets Transferred-In / Other[3]

$ in millions

[1] Includes capital expenditures on fully disposed assets only.

[2] Net of $41MM of impairments since YE 2013.

[3] Includes net change in equity method investments.

Capital Structure

Capital Structure Overview

Cash	$954MM
Net Debt	$2.4B
Total Equity	$1.6B
Leverage[1]	1.5x

	Basic
Shares Outstanding	72.2MM
Adjusted Common Equity	$872MM
Value per Share	$12.09



Total Equity $1.6B
Common Equity $424MM
Depreciation / Gen. Res. $448MM[2]
Adjusted Common Equity: $872MM
Preferred Equity $745MM[3]
Total Debt $3.4B
Senior Unsecured Debt $2.7B
Secured Debt $717MM

Note: Please see back of the supplemental for a reconciliation of total shareholders' equity to adjusted common equity.

[1] Corporate leverage is the ratio of total equity (common equity plus $745MM preferred equity) plus accumulated depreciation and amortization (including iStar's proportionate share of accumulated depreciation and amortization relating to equity method investments) and general loan loss reserves divided by total debt less any cash and cash equivalents.

[2] Accumulated depreciation and amortization includes iStar's proportionate share of accumulated depreciation and amortization relating to equity method investments.

[3] Represents liquidation value of preferred equity.

Corporate Debt Maturity Profile

Debt Profile

2017		
Nov.	$550	4.00%
2018		
Feb.	$300	7.13%
Jul.	300	4.88%
	$600	
2019		
Jul.	$770	5.00%
2020		
Jul.	$499	L + 375
2021		
Jul.	$275	6.50%
2022		
Apr.	$375	6.00%
2035		
Oct.	$100	L + 150
Total	$3,169	5.19%



$1,000
$750
$500
$250
$0
$550
$300
$300
$770
$499
$275
$375
$100
3Q '17
4Q '17
1Q '18
2Q '18
3Q '18
4Q '18
1Q '19
2Q '19
3Q '19
4Q '19
1Q '20
2Q '20
3Q '20
4Q '20
1Q '21
2Q '21
3Q '21
4Q '21
1Q '22
2Q '22
Thereafter
Unsecured Debt
Secured Term Loan
Revolver

iStar

Note: $ in millions. Excludes $226MM individual mortgages and $250MM (L+275) revolver which matures in 2018 and currently has a $0 outstanding balance.

Financial Measures

Q2'17 Segment Balance Sheet

	Real Estate Finance	Net Lease	Operating Properties	Land & Development	Corporate / Other	Total
Real estate						
Real estate, net	-	$864	$480	-	-	$1,344
Add: accumulated depreciation	-	314	54	$7	-	375
Real estate, gross	-	$1,179	533	7	-	$1,719
Real estate available and held for sale	-	-	67	-	-	67
Total Real Estate, gross	-	1,179	600	7	-	1,786
Land and development	-	-	-	856	-	856
Loans receivable, net	$1,171	-	-	-	-	$1,171
Other investments	-	179[2]	8	62	$27	277
Total Portfolio Assets, gross[1]	$1,171	$1,358	$608	$925	$27	$4,089
Cash and other assets						$1,201
Total Assets, gross						$5,290

Note: $ in millions.

[1] Figures based on carrying value, gross of accumulated depreciation and general loan loss reserves.

[2] Includes $50MM carrying value of SAFE equity investment which had a market value of $96MM as of 6/30/17.

iStar

Q2'17 Segment Income Statement

	Real Estate Finance	Net Lease	Operating Properties	Land & Development	Corporate / Other	Total
Operating lease income	-	$30.9	$15.9	$0.2	-	$47.0
Interest income	$28.6	-	-	-	-	28.6
Other income	0.5	0.6	13.3	123.9	$1.3	139.5
Land development revenue	-	-	-	132.7	-	132.7
Earnings from equity method investments	-	1.1	0.5	3.6	0.4	5.5
Income from discontinued operations	-	0.2	-	-	-	0.2
Gain from discontinued operations	-	123.4	-	-	-	123.4
Income from sales of real estate	-	-	0.8	-	-	0.8
Total Revenue & Other Earnings	**$29.1**	**$156.1**	**$30.6**	**$260.4**	**$1.6**	**$477.8**
Real estate expenses	-	(4.1)	(22.7)	(8.0)	-	(34.7)
Land development cost of sales	-	-	-	(122.5)	-	(122.5)
Other expense	(0.4)	-	-	-	(15.9)	(16.3)
Allocated interest expense	(10.5)	(13.7)	(5.0)	(7.1)	(12.5)	(48.8)
Allocated general and administrative	(4.7)	(5.9)	(2.4)	(5.0)	(5.3)	(23.3)
Segment Profit (loss)	**$13.5**	**$132.4**	**$0.6**	**$117.8**	**($32.1)**	**$232.3**

iStar

Note: $ in millions. Allocated general and administrative excludes $3.9MM of stock-based compensation expense.

Q2'17 Adjusted Income Reconciliation

	Three Months Ended June 30, 2017	2016
Net income allocable to Common Shareholders	$177.5	$38.1
Add: Depreciation and amortization	15.6	17.3
Add: (Recovery of) provision for loan losses	(0.6)	0.7
Add: Impairment of assets	10.3	3.0
Add: Stock-based compensation expense	3.9	1.6
Add: Loss on early extinguishment of debt	0.6	1.5
Less: Losses on charge-offs and dispositions	(8.8)	(1.1)
Less: Participating Security allocation adjustment	-	(0.0)
Adjusted income allocable to common shareholders	$198.4	$61.1

Adjusted Income allocable to common shareholders should be examined in conjunction with net income (loss) as shown in the Consolidated Statements of Operations. This non-GAAP financial measure should not be considered as an alternative to net income (determined in accordance with GAAP) or to cash flows from operating activities (determined in accordance with GAAP) as a measure of the Company's liquidity, nor is it indicative of funds available to fund the Company's cash needs or available for distribution to shareholders. Rather, Adjusted Income is an additional measure the Company uses to analyze its business performance because it excludes the effects of certain non-cash charges that the Company believes are not necessarily indicative of its operating performance while including the effect of gains or losses on investments when realized. It should be noted that the Company's manner of calculating this non-GAAP financial measure may differ from the calculations of similarly-titled measures by other companies. Management considers this non-GAAP financial measure as supplemental information to net income in analyzing the performance of our underlying business. Depreciation and amortization includes our proportionate share of depreciation and amortization expense relating to equity method investments and excludes the portion of depreciation and amortization expense allocable to non-controlling interests. Impairment of assets includes impairments on cost and equity method investments recorded in other income and earnings from equity method investments, respectively. Effective in the second quarter 2016, the Company modified its presentation of Adjusted Income to include losses on charge-offs and dispositions of previously impaired or reserved assets to provide a more informative metric for investors to help evaluate our operating performance. Losses on charge-offs and dispositions represents the impact of charge-offs and dispositions realized during the period. These charge-offs and dispositions were taken on assets that were previously impaired for GAAP and reflected in net income but not in Adjusted Income.

Note: $ in millions.

Reconciliation of Adjusted Income per Share Guidance to Net Income per Share Guidance

	For the Year Ending December 31, 2017
Targeted Net Income per Diluted Common Share Range	$2.15 - $2.65
Add: Depreciation and amortization	$0.67 - $0.71
Add: Other non-cash adjustments	$0.54 - $0.58
Less: Losses on charge-offs and dispositions	($0.36) - ($0.44)
Targeted Adjusted Income per Diluted Common Share Range	$3.00 - $3.50

iStar

Q2'17 Adjusted Common Equity Reconciliation

	As of June 30, 2017
Total shareholders' equity	$1,169
Less: Liquidation preference of preferred stock	(745)
Common shareholders equity	$424
Add: Accumulated depreciation and amortization	405
Add: Proportionate share of depreciation and amortization within equity method investments	25
Add: General reserves	18
Adjusted common equity	$872

Note: We use adjusted common equity, a non-GAAP financial measure, as supplemental measure to give management a view of equity allocable to common shareholders prior to the impact of certain non-cash GAAP measures. Management believes that adjusted common equity provides a useful measure for investors to consider in addition to total shareholders equity because cumulative effect of depreciation and amortization expenses and provisions for general reserves calculated under GAAP may not necessarily reflect an actual reduction in the value of the Company's assets.

Adjusted common equity should be examined in conjunction with total shareholders' equity as shown on the Company's consolidated balance sheet. Adjusted common equity should not be considered an alternative to total shareholders' equity (determined in accordance with GAAP), nor is adjusted common equity indicative of funds available for distribution to shareholders. It should be noted that our manner of calculating adjusted common equity may differ from the calculations of similarly-titled measures by other companies.

Important Notes

Special Note Regarding Forward-Looking Statements

Statements in this supplemental disclosure which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although iStar believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained.

Factors that could cause actual results to differ materially from iStar's expectations include general economic conditions and conditions in the commercial real estate and credit markets, the Company's ability to generate liquidity and to repay indebtedness as it comes due, additional loan loss provisions, the amount and timing of asset sales, changes in NPLs, repayment levels, the Company's ability to make new investments, the Company's ability to maintain compliance with its debt covenants, the Company's ability to generate income and gains from operating properties and land and other risks detailed from time to time in iStar SEC reports.